Exhibit 1.1

Execution Version

2,040,000 Shares

3D Systems Corporation

Common Stock

UNDERWRITING AGREEMENT

 March 10, 2011

Barclays Capital Inc.
As Representative of the several
  Underwriters named in Schedule 1 attached hereto,
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

3D Systems Corporation, a Delaware corporation (the “Company”), and the Selling Stockholders listed on Schedule 2 (the “Selling Stockholders”) propose to sell an aggregate of 2,040,000 shares (the “Firm Stock”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  Of the 2,040,000 shares of the Firm Stock, 1,300,000 are being sold by the Company and 740,000 by the Selling Stockholders. In addition, the Company and the Selling Stockholders propose to grant to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) options to purchase up to an aggregate of 306,000 additional shares of the Common Stock on the terms set forth in Section 3 (the “Option Stock”).  The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock.”  This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.

1. Representations, Warranties and Agreements of the Company.  The Company represents, warrants and agrees that:

(a) A registration statement on Form S-3 relating to the Stock (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the representative (the “Representative”) of the Underwriters.  As used in this Agreement:

(i)           “Applicable Time” means 5:00 p.m. (New York City time) March 10, 2011;

(ii)           “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii)           “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock;

(iv)           “Preliminary Prospectus” means any preliminary prospectus relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Stock;

(v)           “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 4 hereto and each Issuer Free Writing Prospectus identified on Schedule 4 hereto and filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations.

(vi)           “Prospectus” means the final prospectus relating to the Stock, including any prospectus supplement thereto relating to the Stock, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)           “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or

suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.  The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(b) The Company has been since the time of the initial filing of the Registration Statement and continues to be, a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) eligible to use Form S-3 for the offering of the Stock, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 5).

(c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus as of the respective dates of such prospectuses and each applicable Delivery Date conformed, and any further documents so incorporated will conform as of each such date, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company (i) through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f) and (ii) by the Selling Stockholders specifically for inclusion therein, which information is limited to information regarding the Selling Stockholders in the table and related footnotes set forth in the Preliminary Prospectus and Prospectus under the caption “Selling Stockholders.”

(e) The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company (i) through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f) and (ii) by the

Selling Stockholders specifically for inclusion therein, which information is limited to the information regarding the Selling Stockholders in the table and related footnotes set forth in the Preliminary Prospectus and Prospectus under the caption “Selling Stockholders.”

(f) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein as of the respective dates of such prospectuses and each applicable Delivery Date will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company (i) through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f) and (ii) by the Selling Stockholders specifically for inclusion therein, which information is limited to information regarding the Selling Stockholders in the table and related footnotes set forth in the Preliminary Prospectus and Prospectus under the caption “Selling Stockholders.”

(h) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.  The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j) Each of the Company and its subsidiaries (as defined in Section 19) has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated hereby (in each case, a “Material Adverse Effect”); each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the most recent fiscal year, other than Quickparts.com, Inc..  None of the subsidiaries of the Company, other than 3D Systems, Inc. (the “Significant Subsidiary”) is a “significant subsidiary” (as defined in Rule 405).

(k) The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with all applicable federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right that entitles any person to acquire from the Company Common Stock or other equity securities of the Company or any security convertible into, or exchangeable for, Common Stock or any other such security (“Relevant Security”).  All of the Company’s options for shares of the Company’s Common Stock have been duly authorized and validly issued, conform to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with federal and state securities laws.  All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except as set forth in the most recent Preliminary Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as disclosed in the Pricing Disclosure Package, the Company has no outstanding warrants or other rights to purchase or exchange any securities for shares of the Company’s capital stock.

(l) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform to the description thereof contained in the most recent Preliminary Prospectus, will be issued in compliance with all applicable federal and state securities laws and will not have been issued in violation of or subject to any preemptive rights, rights of first refusal or similar rights that entitle any person to acquire any Relevant Security from the Company.

(m) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company.

(n) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in the most recent Preliminary Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except in the case of (i) and (iii), to the extent any such conflict, breach, violation, lien, charge, encumbrance or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters.

(p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(q) The Company has not sold or issued any securities prior to the date hereof that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(r) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as (i) could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) as disclosed in the Pricing Disclosure Package.

(s) Since the date as of which information is given in the most recent Preliminary Prospectus, the Company has not (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.

(t) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present, in all material respects, fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.

(u) The pro forma financial statements included or incorporated by reference in the most recent Preliminary Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the most recent Preliminary Prospectus.  The pro forma financial statements included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act.

(v) BDO USA, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the most recent Preliminary Prospectus or is incorporated by reference therein, are independent registered public accountants as required by the Securities Act and the Rules and Regulations, were independent registered public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated by reference in the most recent Preliminary Prospectus.

(w) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the most recent Preliminary Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.

(x) The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as the Company reasonably considers as adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.  All policies of insurance of the Company and its subsidiaries are in full force and effect, except where the failure to maintain such insurance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and the Company and any such subsidiary reasonably believes that it will be able to renew its existing insurance coverage as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(y) The statistical and market-related data included under the captions “Prospectus Supplement Summary” in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(z) Neither the Company nor any subsidiary is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Stock and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, (i) an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(aa) Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, if determined adversely to the Company, reasonably be expected to have a Material Adverse Effect; and to the

Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(bb) There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement or the most recent Preliminary Prospectus or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required.  Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract, agreement or arrangement has any intention not to render in all material respects performance as contemplated by the terms thereof; and that statements made or incorporated by reference in the most recent Preliminary Prospectus under the captions “Legal Proceedings,” “Description of Capital Stock,” “Material United States Federal Income Tax and Estate Consequences to Non-U.S. Holders of Common Stock” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Commitments and Off-Balance Sheet Arrangements,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(cc) Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the most recent Preliminary Prospectus which is not so described.

(dd) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

(ee) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ff) The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Stock.

(hh) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) The Company and its Significant Subsidiary (i) make and keep accurate books and records and (ii) maintain and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(jj) (i) The Company and its Significant Subsidiary have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they will file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(kk) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by BDO USA, LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ll) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(mm) Except as disclosed in the Pricing Disclosure Package, there are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(nn) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” included in the Company’s most recent Form 10-K for the year ended December 31, 2010, which is incorporated by reference into the most recent Preliminary Prospectus accurately and fully describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(oo) Except as disclosed in the Pricing Disclosure Package, the Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(pp) Except as disclosed in the Pricing Disclosure Package, the Company and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, patent rights, trademarks, service marks, trade names, trademark registrations and applications, service mark registrations and applications, Internet domain names, copyrights and copyright registrations, works of authorship, licenses, inventions, know-how, software, chemical compositions and materials, formulas, computer and electronic systems, technology, database and data compilations, trade secrets and other proprietary or confidential information, systems or procedures) and other similar rights (collectively, “Intellectual Property Rights”) necessary or material for the conduct of their respective businesses and the expected expiration of any such Intellectual Property Rights would not be expected to have a Material Adverse Effect. The Company or its subsidiaries own on an exclusive basis the entire and unencumbered right, title and interest to the Intellectual Property Rights or has a valid right to use the Intellectual Property Rights in the ordinary course of business as now conducted.  To the Company’s knowledge, the Intellectual Property Rights owned by or licensed to the Company and its subsidiaries are valid and enforceable.  The Company and its subsidiaries have not breached and are not currently in breach of any provision of any license, contract or other agreement governing the Company’s or any of its subsidiaries’ use of Intellectual Property Rights owned by third parties, except for breaches that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  To the Company’s knowledge and except as disclosed in the Pricing Disclosure Package, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any of the Intellectual Property Rights owned by or licensed to the Company and its subsidiaries or any of the rights held by the Company and its subsidiaries in or to such Intellectual Property Rights.  To the Company’s knowledge and except as disclosed in the Pricing Disclosure Package, the operation of the businesses as now conducted by the Company and its subsidiaries does not conflict with, infringe, misappropriate or otherwise violate any third party’s Intellectual Property Rights or other proprietary rights of any third party.  The Company and each of its subsidiaries are not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company or its subsidiaries with respect to, any Intellectual Property Rights, where such infringement could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Except as disclosed in the Pricing Disclosure Package, there is no pending or threatened action, suit, proceeding or claim being made against the Company or any of its subsidiaries or, to the Company’s knowledge, any employee of the Company, regarding Intellectual Property Rights of any third party. None of the Intellectual Property Rights used by the Company or its subsidiaries in their respective business as now conducted has been obtained or is being used by the Company or its subsidiaries in violation of any contractual obligation binding on the Company, its subsidiaries, or any of their officers, directors or employees or otherwise in violation of the rights of any persons.

(qq) Except as described in the most recent Preliminary Prospectus, (A) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material adverse effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (C)  none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(rr) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the most recent Preliminary Prospectus.

(ss) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(tt) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

(uu) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(vv) The Company has no debt securities or preferred stock that is rated by any “nationally recognized statistical rating organization” (as such term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations).

(ww) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has consented in accordance with Section 1(i) or 6(a)(vi).

(xx) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

(yy) The Stock is eligible for inclusion in The NASDAQ Global Market.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Representations, Warranties and Agreements of the Selling Stockholders.   Each Selling Stockholder, severally and not jointly, represents, warrants and agrees that:

(a) Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405), relating to the Stock;

(b) Such Selling Stockholder has, and immediately prior to any Delivery Date on which such Selling Stockholder is selling shares of Stock, such Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the shares of Stock to be sold by such Selling Stockholder hereunder on such Delivery Date, free and clear of all liens, encumbrances, equities or claims.

(c) The Stock to be sold by such Selling Stockholder hereunder is subject to the interest of the Underwriters and the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event other than as provided in this Agreement.

(d) Upon payment for the Stock to be sold by such Selling Stockholder, delivery of such Stock, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Stock in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Stock), (i) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Stock and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Stock may be asserted against the Underwriters with respect to such security entitlement.  For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e) Such Selling Stockholder, except in the case of Charles W. Hull, has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Stockholders, appointing Kevin S. Moore and Stephen M. Duff as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

(f) Such Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement and the Power of Attorney (if applicable).

(g) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of such Selling Stockholders.

(h) The Power of Attorney (if applicable) has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes a valid and legally binding obligation of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(i) The execution, delivery and performance of this Agreement and the Power of Attorney (if applicable) by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated thereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of such Selling Stockholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder.

(j) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder is required for the execution, delivery and performance of this Agreement or the Power of Attorney (if applicable) by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated thereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters.

(k) The shares of Stock to be sold by the Selling Stockholder will be sold in compliance with federal and state securities laws.

(l) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, and the information regarding such Selling Stockholder in the table and the related footnotes set forth in the Preliminary Prospectus and the Prospectus under the caption “Selling Stockholders” does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) Such Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(n) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

(o) The sale of the Common Stock by such Selling Stockholder does not violate any of the Company’s internal policies regarding the sale of stock by its affiliates.

Furthermore, Charles W. Hull represents, warrants and agrees that he has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement, the Prospectus and the Pricing Disclosure Package (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed (i) in the Registration Statement, as of the Effective Date, (ii) in the Prospectus, as of its date and on the applicable Delivery Date, (iii) in the Pricing Disclosure Package, as of the Applicable Time, or (iv) the documents incorporated by reference in any Preliminary Prospectus or the Prospectus that, in each case, could reasonably be expected to have a Material Adverse Effect.

Any certificate signed by any officer of any Selling Stockholder and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

3. Purchase of the Stock by the Underwriters.   On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 1,300,000 shares of the Firm Stock and each Selling Stockholder agrees to sell the number of shares of the Firm Stock set forth opposite its name in Schedule 2 hereto, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter’s name in Schedule 1 hereto.  Each Underwriter shall be obligated to purchase from the Company, and from each Selling Stockholder, that number of shares of the Firm Stock that represents the same proportion of the number of shares of the Firm Stock to be sold by the Company and by each Selling Stockholder as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representative may determine.

In addition, the Company grants to the Underwriters an option to purchase up to 195,000 additional shares of Option Stock and each Selling Stockholder grants to the Underwriters an option to purchase up to the number of shares of Option Stock set forth opposite such Selling Stockholder’s name in Schedule 2 hereto, severally and not jointly.  Such options are exercisable in the event that the Underwriters sell more shares of Common Stock than the number of Firm Stock and as set forth in Section 5 hereof.  Any such election to purchase Option Stock shall be made in proportion to the maximum number of shares of Option Stock to be sold by the Company and each Selling Stockholder as set forth in Schedule 2 hereto.  Each Underwriter agrees, severally and not jointly, to purchase the number of shares of Option Stock (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of shares of Option Stock to be sold on such Delivery Date as the number of shares of Firm Stock set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.

The price of both the Firm Stock and any Option Stock purchased by the Underwriters shall be $41.80 per share.

The Company and the Selling Stockholders shall not be obligated to deliver any of the Firm Stock or Option Stock to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

4. Offering of Stock by the Underwriters.   Upon authorization by the Representative of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions to be set forth in the Prospectus.

5. Delivery of and Payment for the Stock.  Delivery of and payment for the Firm Stock shall be made at 10:00 A.M., New York City time, on March 16, 2011 or at such other date or place as shall be determined by agreement between the Representative and the Company.  This date and time are sometimes referred to as the “Initial Delivery Date.”  Delivery of the Firm Stock shall be made to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Firm Stock being sold by the Company and the Selling Stockholders to or upon the order of the Company and the Selling Stockholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company and the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Company and the Selling Stockholders shall deliver the Firm Stock through the facilities of DTC unless the Representative shall otherwise instruct.

The options granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company and the Selling Stockholders by the Representative; provided that if such date falls on a day that is not a business day, the options granted in Section 3 will expire on the next succeeding business day.  Such notice shall set forth the aggregate number of shares of Option Stock as to which the options are being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representative, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the options shall have been exercised nor later than the fifth business day after the date on which the options shall have been exercised.  Each date and time the shares of Option Stock are delivered is sometimes referred to as an “Option Stock Delivery Date,” and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Stock by the Company and the Selling Stockholders and payment for the Option Stock by the several Underwriters through the Representative shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Company.  On the Option Stock Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered the Option Stock to the Representative for the account of each Underwriter against payment by the several

Underwriters through the Representative and of the respective aggregate purchase prices of the Option Stock being sold by the Company and the Selling Stockholder to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company and the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Company and the Selling Stockholders shall deliver the Option Stock through the facilities of DTC unless the Representative shall otherwise instruct.

6. Further Agreements of the Company and the Underwriters.  (a) The Company agrees:

(i) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii) To pay the applicable Commission filing fees relating to the Stock within the time required by Rule 456(b)(1) without regard to the proviso therein;

(iii) To furnish promptly upon request to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iv) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request:  (A) conformed copies of the

Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Stock and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered to purchasers, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and, prepare and file such document and, upon request, to furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(v) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of counsel to the Company or the Representative, be required by the Securities Act or requested by the Commission;

(vi) Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing, such consent not to be unreasonably withheld;

(vii) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.

(viii) To comply with all applicable requirements of Rule 433 with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the Pricing Disclosure Package, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representative and prepare and file such document and, upon request, furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented

Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(ix) As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(x) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities laws of Canada and such other jurisdictions as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be required for the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xi) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than (i) the Stock, (ii) shares issued pursuant to employee benefit plans, incentive stock plans, restricted stock plans or other employee compensation plans existing on the date hereof (including, without limitation, the award and issuance of shares of Common Stock under the 2004 Non-Employee Directors Restricted Stock Plan and the 2004 Incentive Stock Plan) or pursuant to currently outstanding options, warrants or rights not issued under one of those plans, (iii) shares issued or sold in connection with any acquisition by the Company pursuant to a private placement or a registered transaction on Form S-4 (or if Form S-4 is not then available to register the issuance of shares issued as consideration in an acquisition, any other available form of registration statement), or (iv) shares issued pursuant to the Company’s Stockholder Rights Plan), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of new options or restricted shares of Common Stock pursuant to employee benefit plans, incentive stock plans, restricted stock plans or other employee compensation plans existing on the date hereof (including, without limitation, the 2004 Non-Employee Directors Restricted Stock Plan and the 2004 Incentive Stock Plan)), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) except as otherwise provided in clause (iii) above, file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., using its reasonable discretion, on behalf of the Underwriters, and to use all reasonable efforts to cause each current director of the Company and each executive officer of the Company listed in the most recent Form 10-K filed by the Company to furnish to the Representative, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc., on behalf of the Underwriters, waive such extension in writing;

(xii) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus that has not been subsequently modified, superseded or rescinded and (ii) “issuer information,” as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7. Each Selling Stockholder agrees:

(a) During the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters; notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc., on behalf of the Underwriters, waives such extension in writing.  Notwithstanding the foregoing, nothing in this Section 7 shall apply to (1) any shares of Common Stock beneficially owned by Charles W. Hull or (2) any shares of Common Stock actually owned by Kevin S. Moore (the “Director Shares”).  Any such Director Shares shall be covered by one of the Lock-Up Agreements contemplated by Section 6(a)(xi) of this Agreement.

(b) Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 7(a) during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to Section 7(a)) has expired.

(c) That the Stock to be sold by such Selling Stockholder hereunder is subject to the interest of the Underwriters and that the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event other than as provided in this Agreement.

(d) Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Stock;

(e) To deliver to the Representative prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9 (if the Selling Stockholder is a United States person).

8. Expenses.   The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) any required review in connection with a filing by the Company conducted by the Financial Industry Regulatory Authority (the “FINRA”) of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters in an amount that is not greater than $15,000; (f)  the inclusion of the Stock on The NASDAQ Global Market; (g) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 6(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters) in connection therewith, not to exceed $7,500; and (h) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including the reasonable related fees and expenses of Canadian counsel to the Underwriters); (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Stock, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Company; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Sections 8, 10 and 13, the Underwriters shall pay their own costs and expenses, including the travel and lodging expenses of its own representatives and the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters, and the Selling Stockholders shall pay the fees and expenses of their counsel and any transfer taxes payable in connection with their sales of Stock to the Underwriters.

9. Conditions of Underwriters’ Obligations.   The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement.

(b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of King & Spalding LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) At the Delivery Date, Hunton & Williams LLP shall have furnished to the Representative its written opinion and negative assurance letter, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B-1.

(e) At the Delivery Date, the General Counsel of the Company shall have furnished to the Representative its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B-2.

(f) At the Delivery Date, Patterson Belknap Webb & Tyler LLP shall have furnished to the Representative its written opinion, as counsel to the Selling Stockholders for whom it is acting as counsel, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B-3.

(g) At the Delivery Date, the Representative shall have received from King & Spalding LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Representative shall have received from BDO USA, LLC a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) With respect to the letter of BDO USA, LLC referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representative a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) The Company shall have furnished to the Representative a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

(i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that is required to be set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;

(k) Each Selling Stockholder shall have furnished to the Representative on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct on and as of such Delivery Date and that the Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(l) Charles W. Hull shall have furnished to the Representative on such Delivery Date a certificate, dated such Delivery Date, signed by Mr. Hull stating that such Selling Stockholder has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, to its knowledge, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(m) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock, long-term debt or short-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, The NASDAQ Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o) The NASDAQ Global Market shall have determined that the Stock is eligible for inclusion.

(p) The Lock-Up Agreements between the Representative and the officers and directors of the Company set forth on Schedule 3, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance  reasonably satisfactory to counsel for the Underwriters.

10. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in the Registration Statement or any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein, not misleading, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer

Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information (i) concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f) or (ii) provided by a Selling Stockholder specifically for inclusion therein, which information is limited to the information regarding such Selling Stockholder in the table and related footnotes set forth in the Preliminary Prospectus or Prospectus under the caption “Selling Stockholders.”.  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(b) The Selling Stockholders, severally and not jointly shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of any Selling Stockholder or used or referred to by any Selling Stockholders in connection with the offering of the Stock in violation of Section 7(d) (a “Selling Stockholder Free Writing Prospectus”), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that each Selling Stockholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement or in any Permitted Issuer Information or any Non-Prospectus Road Show in reliance upon and in conformity with written information concerning such Selling Stockholder furnished to the Company by such Selling Stockholder specifically for inclusion therein, which information is limited to the information set forth in the Prospectus under the caption “Selling Stockholders,” or arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Selling Stockholder Free Writing Prospectus. The liability of such Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the offering of the shares of the Stock purchased under the Agreement received by such Selling Stockholder.  The foregoing indemnity agreement is in addition to any liability that the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Stockholder, their respective directors, officers and employees, and each person, if any, who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Stockholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f).  The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, the Selling Stockholders or any such director, officer, employee or controlling person.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the reasonable fees and expenses of not more than one such separate counsel shall be paid by the indemnifying party.  In the event one separate counsel is engaged under the circumstances contemplated by the preceding sentence, the indemnified party shall use its best efforts to hire a national firm as such counsel with the capability to represent the indemnified party in any jurisdiction implicated in the matter, and the indemnifying party shall only be required to pay for any additional local counsel to the extent such national firm is unable to serve as counsel in a local jurisdiction for such matter.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Stock underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

(f) The Underwriters severally confirm and the Company and each Selling Stockholder acknowledges and agrees that the statements regarding delivery of shares by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

11. Defaulting Underwriters.   If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the shares that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Stock Delivery Date, the obligation of the Underwriters to purchase, and of the Company and the Selling Stockholder to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8, 10 and 13.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Stock that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

12. Termination.   The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(m) and 9(n) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

13. Reimbursement of Underwriters’ Expenses.   If the Company or any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters for any reason or (b) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representative.  If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

14. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions.  The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholders by such Underwriters’ investment banking divisions.  The Company and the Selling Stockholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15. No Fiduciary Duty.  The Company and the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between the Company, the Selling Stockholders and any other person, on the one hand, and the

Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company or the Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Selling Stockholders.  The Company and the Selling Stockholders hereby waive any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

16. Notices, Etc.   All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention:  Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019;

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Robert M. Grace, Jr. (Fax: 803-326-4796), 333 Three D Systems Cir., Rock Hill, South Carolina; and

(c) if to the Selling Stockholders, shall be delivered or sent by mail or facsimile transmission (i) Charles W. Hull, 15605 Live Oak Springs Canyon Road, Canyon County, California 91387 (in the case of the Charles William Hull and Charlene Anntionette Hull 1992 Revocable Living Trust) or (ii) c/o Kevin S. Moore, The Clark Estates, Inc., One Rockefeller Plaza, New York, New York 10020 (in the case of all other Selling Stockholders).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc.

17. Persons Entitled to Benefit of Agreement.   This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

18. Survival.   The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

19. Definition of the Terms “Business Day” and “Subsidiary”.   For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.

20. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21. Counterparts.   This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Headings.   The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

3D Systems Corporation

By:           /s/Robert M. Grace, Jr.
Name:  Robert M. Grace, Jr.
Title: VP, General Counsel and Secretary

The Clark Foundation

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Mary Imogene Bassett Hospital

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

The Scriven Foundation

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

The Farmers’ Museum, Inc.

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

New York State Historical Association

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

The Fernleigh Foundation

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Leatherstocking Corporation

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Kathryn J. Clark Annuity Trust U/W Stephen C.
Clark, Jr. Article 18

By:            /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Trust for Martin Peretz Under Deed of Trust Dated
December 22, 1976

By:            /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Edmund Twining III

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Anne L. Peretz

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Jane Clark

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Clara Welch Thanksgiving Home, Inc.

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Diana Reuter Twining Revocable Trust

By:           /s/Kevin S. Moore
Name:  Kevin S. Moore
Title:  Attorney-in-Fact

Charles William Hull and Charlene Anntionette Hull
1992 Revocable Living Trust

By:           /s/Charles W. Hull
Name:  Charles W. Hull
Title:  Trustee

By:           /s/Charlene Anntionette Hull
Name: Charlene Anntionette Hull
Title:  Trustee

Accepted:

Barclays Capital Inc.

For itself and as Representative
of the several Underwriters named
in Schedule 1 hereto

By:           /s/Victoria Hale
Authorized Representative

SCHEDULE 1

Underwriters	Number of Shares of Firm Stock
Barclays Capital Inc.	1,632,000
Canaccord Genuity Inc.	204,000
Needham & Company, LLC	204,000
Total	2,040,000

SCHEDULE 2

Selling Stockholders	Number of Shares of Firm Stock	Number of Shares of Option Stock
The Clark Foundation	228,455	7,944
Mary Imogene Bassett Hospital	28,800	22,500
The Scriven Foundation	70,000	23,000
The Farmers’ Museum, Inc.	32,600	3,600
New York State Historical Association	18,600	11,600
The Fernleigh Foundation	21,200	0
Leatherstocking Corporation	3,400	0
Kathryn J. Clark Annuity Trust U/W Stephen C. Clark, Jr. Article 18	2,000	2,100
Trust for Martin Peretz Under Deed of Trust dated December 22, 1976	5,000	8,300
Edmund Twining III	3,000	7,000
Anne L. Peretz	30,000	14,456
Jane Clark	221,145	0
Clara Welch Thanksgiving Home, Inc.	13,800	0
Diana Reuter Twining Revocable Trust	2,000	1,500
Charles William Hull and Charlene Anntionette Hull 1992 Revocable Living Trust	60,000	9,000
Total	740,000	111,000

SCHEDULE 3

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

William E. Curran
Charles W. Hull
Jim D. Kever
G. Walter Loewenbaum, II
Kevin S. Moore
Abraham N. Reichental
Daniel S. Van Riper
Karen E. Welke

Officers

Robert M. Grace, Jr.
Damon J. Gregoire
Cathy L. Lewis
Kevin P. McAlea

SCHEDULE 4

ORALLY CONVEYED PRICING INFORMATION

1. $44.00 per share

2. 1,300,000 shares are being sold by the Company and 740,000 shares are being sold by the Selling Stockholders.  The Company and the Selling Stockholders have granted the underwriters an option to purchase up to an additional 306,000 shares.

ISSUER FREE WRITING PROSPECTUSES

1. None

EXHIBIT A

LOCK-UP LETTER AGREEMENT

Barclays Capital Inc.
As Representative of the several
  Underwriters named in Schedule 1,
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.001 per share (the “Common Stock”), of 3D Systems Corporation, a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., using its reasonable discretion, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”); provided, however, that nothing contained in this Lock-Up Letter Agreement shall prevent the undersigned from (a) exercising stock options outstanding on the date of the Underwriting Agreement that, upon their terms, expire during the Lock-Up Period, (b) selling, pledging or otherwise disposing of shares of Common Stock that have been issued to the undersigned pursuant to the exercise of such outstanding stock options that, upon their terms, expire during the Lock-Up Period or (c) selling shares of Common

Stock that are covered by a Rule 10b5-1 plan in effect as of the date of the Underwriting Agreement.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless waive such extension in writing.  The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired; provided, however, that nothing in this paragraph shall in any way prevent the undersigned from engaging in, or require the undersigned to give notice to the Company of, any of the activities listed above in subsections (a), (b) and (c) of the preceding paragraph during either the Lock-Up Period or any additional period pursuant to this paragraph.

The undersigned represents that he or she has no right to make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities beneficially owned by the undersigned if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will  proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders named therein and the Underwriters.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:______________________________
Name:
Title:

Dated:  _______________

EXHIBIT B-1

FORM OF OPINION OF ISSUER’S COUNSEL

(i)           Each of the Company and its Significant Subsidiary is validly existing and in good standing as a corporation under the laws of its jurisdiction and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Each of the Company and its Significant Subsidiary has all power and authority necessary to own or hold its properties and conduct the businesses as described in the Preliminary Prospectus and Prospectus.

(ii)           The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus.

(iii)           The shares of Stock to be issued and sold by the Company to the Underwriters under the Agreement have been duly authorized and, upon payment and delivery in accordance with the Agreement, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus.

(iv)           There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company’s charter or by-laws.

(v)           The Agreement has been duly and validly authorized, executed and delivered by the Company.

(vi)           The execution and delivery of the Agreement by the Company, and the consummation of the transactions contemplated by the Agreement do not and will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument filed as an exhibit to the Company’s most recent Annual Report on Form 10-K or any document incorporated by reference into the Registration Statement as of the Delivery Date; (ii) result in any violation of the provisions of the charter or by-laws of the Company; or (iii) result in any violation of the New York Business Corporation Law or the Delaware General Corporation Law, or any order known to such counsel issued by any court or governmental agency or body that is binding on the Company.

(vii)           Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws (as to which we express no opinion) in connection with sale of the Stock by the Company to the Underwriters, no consent, approval, authorization or order of, or filing with, any court or governmental agency or body having jurisdiction over the Company, or any of their properties or assets known to us, is required for the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby.

B-1-1

(viii)           To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for such purpose has been instituted or threatened by the Commission.

(ix)           (A) The Registration Statement, on the Effective Date, and (B) the Prospectus as of its date, were, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements and schedules and notes thereto, or other financial, accounting or statistical data (or any assumptions underlying such information) contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus.

(x)           The statements made in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute statements of law or legal conclusions have been reviewed by us and are correct in all material respects.

 (xi)           The statements made in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Material United States Federal Income Tax and Estate Consequences to Non-U.S. Holders of Common Stock” insofar as they purport to constitute statements of law or legal conclusions have been reviewed by us and are correct in all material respects.

(xii)           The Company is not an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the New York Business Corporation Law and the Delaware General Corporation Law.

Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, the Prospectus and the Pricing Disclosure Package, and (y) based on the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(a)           the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b)           the Prospectus, as of its date and as of such Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(c)           the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact required to be

B-1-2

stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading,

except that in each case such counsel need express no opinion with respect to the financial statements and schedules and notes thereto, or other financial, accounting or statistical data (or any assumptions underlying such information) contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus or the information (i) referenced in Section 10(f) of the Agreement that the Underwriters furnished to the Company included or required to be included in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus or (ii) provided by a Selling Stockholder specifically for inclusion in the Registration Statement, the Pricing Disclosure Package or the Prospectus which information is set forth in the Preliminary Prospectus or Prospectus under the caption “Selling Stockholders.”  The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, except to the extent set forth in paragraphs (xi) and (xii) above.

B-1-3

EXHIBIT B-2

FORM OF OPINION OF GENERAL COUNSEL

(i)  Each of the Subsidiaries (such term being defined herein to mean the entities listed on Schedule A) has been duly organized, is validly existing and in good standing as a corporation or limited liability company, as the case may be, under the laws of its jurisdiction of organization set forth opposite its name on Schedule A and is duly qualified to do business and in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction set forth opposite its name on Schedule B hereto.  Given that I have been advised by the Company that each of the Subsidiaries is not actively engaged in business activities, I am not aware of with respect to any of them any other jurisdiction in which its ownership or lease of property or its conduct of business, if any, requires such qualification, except where the failure to be so qualified or in good standing, in the aggregate, could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(ii)  Each of the Subsidiaries has all power and authority necessary under its constituent documents to own or hold the properties and conduct the businesses, if any, in which it is engaged.

(iii) Each of the Subsidiaries is, directly or indirectly, a wholly owned subsidiary of the Company.

(iv) To my knowledge, except as described in each of the Prospectus Supplement and the Prospectus or documents incorporated by reference therein, there are no legal or governmental proceedings pending or threatened against the Company, any of the Subsidiaries or any of their respective properties or assets that are required by Item 103 of Regulation S-K to be disclosed therein that could reasonably be expected (x) to have a Material Adverse Effect or (y) to delay or prevent the performance of the Underwriting Agreement or the consummation of the transactions contemplated thereby.

(v) To my knowledge, there are no contracts or other documents that are required by Item 601 of Regulation S-K to be filed as exhibits to the Registration Statement or incorporated by reference therein that are not so filed or incorporated by reference therein.

(vi) To my knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act of 1933, as amended, with respect to any securities of the Company owned by such person or to require the Company to include such securities in the Registration Statement.

(vii) The execution, delivery and performance of the Underwriting Agreement by the Company, the consummation of the transactions contemplated by the Underwriting

B-2-1

Agreement and the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in each of the Prospectus Supplement and the Prospectus (x) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, (y) impose any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, or (z) constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument, in the case of each of clauses (x), (y) and (z) with reference to matters known to me to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York.

B-2-2

EXHIBIT B-3

FORM OF OPINION OF SELLING STOCKHOLDERS’ COUNSEL

(i)           Each Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement and the Power of Attorney.  The execution, delivery and performance of this Agreement and the Power of Attorney by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated thereby do not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument known to such counsel (based solely on a certificate from each Selling Stockholder) to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, (ii) result in any violation of  the provisions of the charter or by-laws (or similar organizational documents) of any Selling Stockholder or (iii) result in any violation of any statute or any rule or regulation, or any order known to such counsel (based solely on a certificate from each Selling Stockholder) issued by any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder.

(ii)           Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder is required for the execution, delivery and performance of the Agreement or the Power of Attorney by any Selling Stockholder and the consummation by any Selling Stockholder of the transactions contemplated thereby.

(iii)           The Agreement has been duly and validly authorized, executed and delivered by or on behalf of each Selling Stockholder.

(iv)            The Power of Attorney has been duly and validly authorized, executed and delivered by or on behalf of each Selling Stockholder and constitutes a valid and legally binding obligations of each Selling Stockholder, enforceable against each Selling Stockholder in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(v)           Immediately prior to such Delivery Date, each Selling Stockholder had good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the UCC in respect of, the shares of Stock to be sold by such Selling Stockholder under the Agreement on such Delivery Date, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder under the Agreement.

B-3-1

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York.

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